SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.      )

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                     NYER MEDICAL GROUP, INC.
           (Name of Registrant as Specified In Its Charter)
                               N/A
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
     1) Title of each class of securities to which transaction applies:
        ...................................................................
     2) Aggregate number of securities to which transaction applies:
        ...................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):
        ...................................................................
     4) Proposed maximum aggregate value of transaction:
        ...................................................................
     5) Total fee paid:
        ...................................................................
        [ ]Fee paid previously with preliminary materials.

        [ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     ...................................................
     2) Form, Schedule or Registration Statement No.:
     ...................................................
     3) Filing Party:
     ...................................................
     4) Date Filed:
     ...................................................

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                             NYER MEDICAL GROUP, INC.

                                 PROXY STATEMENT


     The enclosed proxy is solicited by Samuel Nyer and Karen L. Wright on behalf of the Board of Directors (the "Board") of Nyer Medical Group, Inc. (the "Company") for use at the annual meeting of shareholders on August 18, 1997 at 10:00 a.m. to be held at the Company's corporate office located at 1292 Hammond Street, Bangor, Maine, 04401. Such solicitation is being made by mail, and the Company may also use its officers to solicit proxies from shareholders either in person or by telephone or letter without extra compensation. All expenses of this solicitation will be paid by the Company. Since proxies are being solicited by the Board, it may be deemed to have a conflict of interest in recommending how shareholders vote for the proposals. An inherent conflict of interest may arise from the Board recommending their own re-election and the corporate governance provisions which will tend to perpetuate control of the Board. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the meeting at any time prior to the voting thereof. If a shareholder wishes to give a proxy to someone other than management, he or she may cross out the names appearing on the enclosed proxy form, insert the name of some other person, sign and give the form to that person for use at the meeting.

     Only shareholders of record at the close of business on July 8, 1997 (the "Record Date") are entitled to notice of, and to vote at, the meeting. Each share of common stock outstanding on the record date is entitled to one vote on all proposals. Nyle International Corp. ("Nyle") is the holder of all of the Company's Class A preferred stock which shares are entitled to 2,000,000 votes. Additionally, Mr. Samuel Nyer, the Company's president who also controls Nyle, owns all of the shares of Class B Preferred Stock, which shares are also entitled to 2,000,000 votes. As of the close of business on July 8, 1997, 3,407,093 shares of common stock of the Company were outstanding which means that a total of 7,407,093 votes are eligible to be cast at the meeting.

     All proposals require a vote of the majority of the shareholders present in person or by proxy except for the election of directors who shall be elected by a plurality of such votes. Proxies which abstain on one or more proposals and "broker non- votes" will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are broker non-votes. Client directed abstentions are not broker non-votes. Abstentions and broker non-votes are counted in tabulations of the votes cast on proposals presented to the shareholders and will have the same effect as a vote against the proposed amendments to the Company's Articles of Incorporation ("Articles"). Shareholders whose shares are in street name and do not return a proxy are not counted for

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any purpose and are neither an abstention  nor a broker  non-vote.  Shareholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company.

     This proxy statement and the accompanying proxy are first being mailed to shareholders on or about July 16, 1997.

Voting Securities and Principal Holders Thereof

     The following table sets forth the number of shares of the Company's voting stock beneficially owned as of July 8, 1997 by (i) owners of more than 5% of the Company's voting stock1, (ii) each director of the Company, and (iii) all executive officers and directors of the Company as a group:

--------
1 The table includes the Class A and the Class B Preferred Stock each of which has 2,000,000 votes.

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                                               Amount and
                                               Nature of
                    Name and Address of        Beneficial           Percent of
Class ..............Beneficial Ownership       Ownership 1,2        Voting Power
                    ------------               ------------         ------------
Common Stock, ....  Samuel Nyer                                          64.7%
Class A ..........  1292 Hammond Street        4,808,000-1,3,4,
Preferred ..........Bangor, ME 04401            5
Stock, and
Class B
Preferred Stock

Common Stock .......Nyle International Corp.                             36.4%
and Class A ........72 Center Street
Preferred ..........Brewer, ME 04412           2,710,000-1
Stock

Common Stock ....   William Clifford, Jr.                                   *
                    1292 Hammond Street
                    Bangor, ME  04401            14,100-4

Common Stock .......Karen L. Wright                                         *
                    1292 Hammond Street
                    Bangor, ME  04401             7,100-5

Common Stock .......Michael Anton                                           *
                    9 Haigis Parkway
                    Scarborough, ME 04074        47,150

Common Stock .......Doyle Boatwright                                        *
                    6829 N. 12th Street
                    Suite 207                     2,000-6
                    Phoenix, AZ   85014

Common Stock .......David Dumouchel                                         *
                    264 R. Washington St
                    Wellesley Hills, MA  02181    6,000-6

Common Stock .......Stanley Dudrick, M.D.                                   *
                    c/o St. Mary's Hospital
                    56 Franklin Street            2,000-6
                    Waterbury, CT   06706

Common Stock .......Donald C. Lewis, Jr.                                    *
                    c/o Nyle International Corp.
                    72 Center Street              9,000-6,7
                    Brewer, ME   04412

Common Stock .......Kenneth L. Nyer, M.D.                                   *
                    1933 Williamsbridge Rd
                    Bronx, New York 10461        16,000-6

Common Stock .......Howard G. Parker, M.D.                                  *
                    358 Broadway
                    Bangor, ME  04401           18,000-6,8

Common Stock .......Daniel Striar                                           *
                    1 Fox Hill Drive
                    South Walpole, MA  02701    16,000-6

------------------------
All directors and executive officers                                     66.5%
of the Company as a group (11 persons)       4,945,350-1,3,6,9

    *  Less than 1% of class

------------



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     2   Beneficial  ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and includes any options which vest within 60 days of the Record Date, i.e., September 30, 1996. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

     3 Includes shares owned by Nyle International Corp. ("Nyle") since Mr. Samuel Nyer is chairman of that corporation.

     4 Includes 12,000 shares of common stock underlying vested stock options granted pursuant to the Company's 1993 Stock Option Plan (the "Plan").

     5 Includes 7,000 shares of common stock underlying vested options granted pursuant to the Company's Plan.

     6 Includes shares underlying vested options granted pursuant to the Company's Plan.

     7 Also includes 5,000 shares of common stock acquired upon exercise of options.

     8 Also includes 9,000 shares of common stock acquired upon exercise of options.


Board Meetings and Committees

     The Board of the Company held five meetings during the fiscal year ended December 31, 1996 and executed a Unanimous Consent in lieu of formal meeting on 4 occasions. All directors except Mr. Daniel Striar attended each of the total number of meetings of the Board during this period either in person or by telephone. Mr. Striar did not attend any meetings of the Board due to ill health and is not standing for re-election. The Board has established an executive committee consisting of Messrs. Samuel Nyer, William Clifford, Michael Anton and Donald Lewis.


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


                       CURRENT BOARD OF DIRECTORS

                                Position
Name ...................  Age   with Company            Since  Term       Ending

Samuel Nyer ............  71   Chairman of the Board,    1991  3 years     1999
                               President and Secretary

William J. Clifford, Jr ..47   Vice President of Sales   1991  3 years     1999

                                and Director

Karen L. Wright ..........35   Vice President of Finance 1997  3 years     1999
                               Assistant Secretary and
                               Director
                               Treasurer                 1991

Michael Anton ............51   Director                  1993  2 years     1998

Doyle Boatwright .........60   Director                  1996  2 years     1998

David Dumouchel ......... 36   Director                  1996  2 years     1998

Stanley Dudrick, M.D .... 62   Director                  1997  1 year      1997

Donald C. Lewis ..........59   Director                  1993  3 years     1999

Kenneth L. Nyer, M.D .... 38   Director                  1991  2 years     1998

Howard G. Parker, M.D ....56   Director                  1991  1 year      1997

Daniel Striar ............62   Director                  1991  1 year      1997



Item 1.   Election of Directors

     Three Class C directors are to be elected at the annual meeting. The Company's Articles, as amended, provide for a staggered Board designed to elect approximately one-third of the directors each year. Initially, Class A directors serve a three-year term, Class B directors serve a two-year term and Class C directors serve a one-year term. Messrs. Samuel Nyer, Clifford, Lewis and Ms. Karen Wright are Class A directors, Messrs. Anton, Boatwright, and Dumouchel and Dr. Kenneth Nyer are Class B directors, and Dr. Dudrick, Dr. Parker and Mr. Striar are Class C directors, with their terms expiring in 1999, 1998 and 1997, respectively. Accordingly, only Dr. Dudrick and Dr. Parker are up for re-election this year. Due to ill health, Mr. Striar is not running for re-election, which will leave one vacancy. Upon election each will hold office for a three-year term until the annual meeting of shareholders held in 2000 and their successors are elected and qualified.

     The nominees for the Board are set forth below. The proxy holders intend to vote all proxies received by them for the nominees for directors listed below unless instructed otherwise. In the event any nominee is unable or declines to serves as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below

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



unless instructed otherwise. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

     Directors shall be elected by a plurality of the votes of the shares cast at the annual meeting.


     NOMINEES FOR ELECTION TO BOARD OF DIRECTORS


                               Position with
Name ....................Age    the Company     Since     New Term

Stanley Dudrick, M.D ....62    Director         1996      3 years

Howard G. Parker, ...... 56    Director         1991      3 years
M.D .................................................................


     STANLEY DUDRICK, M.D. has been a director of the Company since March 1997. Since November 1994, Dr. Dudrick has been Associate Chairman for St. Mary's Hospital, Department of Surgery. St. Mary's, which is located in Waterbury, Connecticut, is affiliated with Yale Medical School. Since 1982, Dr. Dudrick also has been a Clinical Professor of Surgery at the University of Texas Health Science Center at Houston. Dr. Dudrick is nationally known in the field of enteral nutrition and has received numerous awards and honors, is an editorial consultant and on the board of numerous medical journals including those specializing in nutrition and has published widely on the subject.

     HOWARD G. PARKER, M.D. has been a director of the Company since December 1991. Dr. Parker has been an orthopedic surgeon in Bangor, Maine since 1978. Dr. Parker acts as a medical advisor, liaison, and consultant to numerous medical and athletic organizations. Dr. Parker has conducted research at Harvard
Medical School and Massachusetts Institute of Technology and has published widely on the subject of orthopedics.

Other Directors

     SAMUEL NYER has been Chairman of the Board, president and secretary of the Company since December 1991. He served as a director of Genetic Vectors, Inc. ("Vectors") from December 1991 to June 1996. Mr. Nyer also serves on the board of directors of each of the Company's subsidiaries. Since 1985, Mr. Nyer has been chairman of the board of Nyle, a manufacturer of drying equipment. Nyle, a publicly-held corporation, is the Company's principal shareholder. Mr. Nyer also has interests in a number of small businesses in the Bangor, Maine area.

     WILLIAM J. CLIFFORD, JR. has been vice president of sales and a director of the Company since 1992, and vice president and general manager of ADCO Surgical Supply, Inc. ("ADCO"), Nyle Home Health
Supplies, Inc. and ADCO South Medical Supplies, Inc. since 1988,
1990 and 1992, respectively.  Mr. Clifford was a director of
Vectors from June 1996 through April 30, 1997.  From 1973 to 1988,
Mr. Clifford was general sales manager of ADCO.  Mr. Clifford has
over  20  years   experience  in  the  medical  supply  industry  and  possesses substantial experience in medical warehousing, purchasing, sales and sales management. He has been an employee of ADCO since 1973.

     KAREN L. WRIGHT has been treasurer and vice-president of finance of the Company since December 1991 and January 1997, respectively. She was appointed to the Board in April 1997. From 1985 through 1987, Ms. Wright was ADCO's assistant comptroller and from 1987 through the present time, Ms. Wright has been ADCO's comptroller and treasurer. Ms. Wright received her Bachelors of Science Degree in Accounting from Husson College, Bangor, Maine in 1985.

     MICHAEL ANTON has been a director and an employee of the Company since September 1993. At that time, the Company acquired his sole proprietorship, Anton Enterprises, through its subsidiary, Anton Investments, Inc. ("Anton") and appointed Mr. Anton president of Anton. The Company owns 80% and Mr. Anton 20% of Anton. Mr. Anton is also the president and owner of 20% of the Company's 80% owned subsidiary, Conway Associates, Inc. ("Conway"). Anton and Conway distribute safety and fire equipment to municipal and industrial departments and law enforcement agencies through their showrooms and catalogs.

     DOYLE W. BOATWRIGHT has been a director of the Company and is president and director of Nyer Nutritional Systems, Inc. ("NNS"). The Company owns 80% of NNS and Mr. Boatwright owns the remaining 20%. From September 1995 through December 1996, Mr. Boatwright was president and founder of Boatwright Laboratories, Inc., which owned the enteral nutritional product patents now held by NNS. From 1989 through September 1995, Mr. Boatwright was president and founder of DigniCare, Inc., a company providing enteral, wound care and urological products to Medicare patients.

     DAVID P. DUMOUCHEL has been a director of the Company since August 1996. Mr. Dumouchel has been a director of the Company 80% owned subsidiary, D.A.W., Inc. d/b/a Eaton Apothecary ("Eaton") since August of 1996. Additionally, Mr. Dumouchel has been vice-president of Eaton since 1988. Mr. Dumouchel is a registered pharmacist in the State of Massachusetts. Mr. Dumouchel received his Bachelors of Science Degree in Pharmacy from Purdue University in 1983, and his Masters of Business Administration from Amos Tuck School at Dartmouth College in 1986.

     DONALD C. LEWIS, JR. has been a director of the Company since July 1993. Mr. Lewis has been president and a director of Nyle, the Company's principal shareholder, since January 1985.

     KENNETH L. NYER, M.D. has been a director of the Company since December 1991. Dr. Nyer is a specialist in internal medicine and has practiced at the North Shore University Hospital, Manhasset, New York since 1987. Dr. Nyer has held a faculty position at Cornell University Medical School since 1987. Dr. Nyer is the son of Mr. Samuel Nyer.

Executive Compensation

     The following table sets forth certain information with respect to the annual and long-term compensation of the Company's Chief Executive Officer for the fiscal years ended December 31, 1994, 1995 and 1996. No executive officer received compensation exceeding $100,000 for the fiscal years ended December 31, 1994, 1995 or 1996.



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
       SUMMARY COMPENSATION TABLE

                        Annual Compensation
  (a)                 (b)   (c)                (d)
                                            Other Annual
                                            Compensation
Position .           Year     Salary($)       ($)
----------           -----    --------      ------------
Samuel Nyer, Chief   1996     $ 86,538      $    4,200-9
Executive Officer    1995     $ 75,000      $    4,200-9,10
                     1994     $ 75,000-12   $    4,200-9,13

      SUMMARY COMPENSATION TABLE, cont.
 ...................            Long Term Compensation
 ..............            Awards                   Payouts
                          (e)           (f)                  (g)  (h)

                                       Securities
                          Restricted   Underlying                  All Other
Name and Principal  Year  Stock        Options/SARS  LTIP          Compensation
Position .                Award(s)($)  (#)           Payouts($)      ($)
                    ----  ----------   -----------   ----------   --------------
Samuel Nyer, Chief  1996  $   0             0        $    0        $    0
Executive Officer   1995  $   0          90,000-11   $    0        $    0
                    1994  $   0             0        $    0        $    0


          9  Consists of automobile and automobile insurance allowance.

         10  Includes $1,750 accrued in 1995 and paid in 1996.

         11 Consists of shares of common stock underlying options exercisable at $2.31 per share granted in January 1995 pursuant to the Company's Plan of which 20,000 options are vested. Mr. Nyer exercised 50,000 of these options in August 1996.

         12  Includes $12,981 accrued in 1994 and paid in 1995.

         13  Includes $1,400 accrued in 1994 and paid in 1995.



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     The Company has not paid any cash compensation to any person for serving as a director. The Company does not intend to compensate non-employee directors for serving as directors except to reimburse them for expenses incurred in connection with their service as directors and to issue automatic grants of non-qualified stock options pursuant to the Plan as described herein. Directors who are employees receive no cash compensation for serving as directors; however, they are reimbursed for out-of-pocket expenses incurred in connection with their service as directors. All directors receive automatic grants of options as described below.

Employment Agreements

     Except for Mr. Nyer, the Company employs its officers pursuant to oral agreements. However, Messrs. Anton, Boatwright and Dumouchel, officers of certain of the Company's subsidiaries, are each employed pursuant to written contracts.

     The Company entered into a three-year written employment agreement with Mr. Samuel Nyer at a base annual salary of $125,000 effective October 1, 1996. Mr. Nyer's new employment contract also granted him 2,000 shares of Series 1 Class B Preferred Stock (the "Preferred Stock"), which provide a total of 2,000,000 votes on all matters on which common stockholders may vote. The Preferred Stock carries a substantial risk of forfeiture and vests October 1, 1999 only if Mr. Nyer fulfills certain obligations. Prior to vesting or cancellation Mr. Nyer has full voting rights. Mr. Nyer's employment agreement also provides for use of a car and automobile insurance at an annual cost of approximately $4,200.

     The Company has an oral employment agreement with Mr. William Clifford, vice president of sales and a director, which provides for an annual salary of $62,000 and use of an automobile including all expenses associated with it at an annual cost of $4,500. The Company has an oral employment agreement with its vice president of finance and treasurer, Ms. Karen L. Wright, which provides for an annual salary of $47,000.

     The Company entered into a five-year written employment agreement with Mr. Anton at a base annual salary of $62,500 effective September 16, 1993. Mr. Anton also receives a vehicle allowance of $5,000 annually and life-insurance coverage of $1,000,000, $300,000 of which is payable to Mr. Anton's designated beneficiary and the remainder of which is payable to the Company.

     Nyer Nutritional Systems, Inc. ("NNS"), a company 80% owned by the Company and 20% owned by Doyle W. Boatwright, entered into a five-year agreement effective December 4, 1996 with Mr. Boatwright. Mr. Boatwright has a base annual salary of $120,000 and an incentive bonus plan whereby Mr. Boatwright receives an annual bonus of 10% of the net pretax profit so long as the net income of NNS exceeds $250,000 during any year during the term of the agreement. Mr. Boatwright also receives reimbursement for this automobile expenses to a maximum of approximately $7,300 per year and key-man life insurance coverage in the amount of $2,000,000, of which $400,000 is payable to Mr. Boatwright's designated beneficiary, and the remainder of which is payable to the Company.

NNS also maintains a marketing office for Mr. Boatwright located in Phoenix, Arizona and reimburses Mr. Boatwright for one-half of his health insurance costs up to a maximum of $325 per month.

     Effective August 5, 1996,  D.A.W.,  Inc., a wholly-owned  subsidiary of the
Company engaged in the operation of pharmacies, entered into a five-year employment agreement with David Dumouchel at an annual base salary of $65,000 per year to act as Eaton's pharmacist. The contract is automatically renewable at Mr. Dumouchel's sole option for an additional five-year term. The employment agreement further provides for an annual bonus of at least 2% of Eaton's annual pre-tax income in excess of $450,000 and provides for term life insurance in the aggregate amount of $800,000, of which $300,000 is payable to Mr. Dumouchel's beneficiary. He also receives reimbursement of his automobile insurance premiums and an unaccountable vehicle allowance of $3,600 per year.

Stock Option Plan

     The Company does not have any formal pension, profit sharing or such other similar plans pursuant to which it pays additional cash or non-cash compensation to its employees including the individuals specified above. Under the Plan, the Board of the Company from time to time may grant options to purchase its common stock to employees, including officers. With the effectiveness of the new Securities and Exchange Commission rules governing employee plans, the Company's Plan was amended in April 1997 to provide for all directors, employee and non-employee, to receive automatic grants of non-qualified options vesting semi-annually each June 30th and December 31st over a three year term. After vesting, and upon reelection to the Board, each director will receive a new automatic grant of non-qualified options on the same terms as above. As provided for in the Plan, the exercise price of the options is the closing price of the Company's common stock on the last business day prior to the grant of options. The number of options granted is 4,000, 8,000 or 12,000 depending on whether the director is serving a one, two or three-year term.

     The following table gives information as to all options to purchase the Company's common stock which were granted to each director of the Company who is a nominee for re-election.


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


------
          Option Grants of Nominees to Board
------

                                                      Exercise Price
Name                      Date of Grant    Number     Per Share
------                    -------------    ------     ---------------
Stanley J. Dudrick, M.D ..March 11, 1997    12,000    $    6.66

Howard Parker, M. D ......July 21, 1993     12,000-14 $    4.62
                     September 30, 1996     12,000    $   16.75

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

======


Related Party Transactions

     In August 1996, Mr. Samuel Nyer, the Company's President, exercised 50,000 stock options at the exercise price of approximately $2.31 per share by delivering a recourse promissory note to the Company in the sum of $115,500. The note bears 6-1/4% annual interest payable quarterly and is due in August 1999. In October 1996, the Company entered into a three-year written employment agreement with Mr. Samuel Nyer at a base annual salary of $125,000 per year. Mr. Nyer's agreement also provides for the use of a car and automobile insurance at annual cost of $4,200. In accordance with the employment agreement, the Company issued to Mr. Nyer 2,000 shares of Series I Class B Preferred Stock. Each share of Preferred Stock carries 1,000 votes in all matters concerning the vote of the common shareholders. The Preferred Stock may be voted but does not vest until October 1999, subject to substantial risk of forfeiture as provided in Mr. Nyer's employment agreement. The shares were issued February 1997 after receipt of a fairness opinion from independent third party.

     In April 1997, the Company amended the Plan to provide for an automatic grant to all directors of non-qualified options which vest semi-annually over a three-year period. See "Stock Option
Plan".

Section 16(a) Beneficial Ownership Reporting Compliance

     To the best of the Company's knowledge based on a review of its files, all Forms 3, 4 and 5 have been filed as required with the Securities and Exchange Commission except Mr. Anton who failed to file one Form 4 and Mr. Lewis failed to file two Form 4s.


Item 2.  Appointment of Auditors

     Coopers & Lybrand, LLP ("Coopers") independent public accountants, currently acts as the independent auditors of the Company and has been selected by the Board to act as auditors for the fiscal year ended December 31, 1997 subject to shareholder approval. Unless directed to vote no, proxies being solicited will be voted in favor of the ratification of Coopers as independent auditors for the Company's fiscal year ended December 31, 1997. Coopers acted as auditors for the Company for the fiscal year ended
--------
   14- As of July 8, 1997, all of these options have vested and are therefore exercisable. Dr. Parker exercised 10,000 options in 1996 but did not sell the common stock.
                                                        14

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December 31, 1996. A representative of Coopers will be present at the meeting to respond to questions.

     Ratification of the appointment of Coopers as the Company's independent accountants for fiscal 1997 will require the affirmative vote of at least a majority of the votes represented in person or by proxy at the annual meeting. Proxies solicited by management will be voted for the proposal unless instructed otherwise.

Item 3.  Other Matters

     The Board has no knowledge of any other matters which may come before the meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

     If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the meeting, at your request, the Company will cancel the proxy.

Shareholders' Proposals

     Any shareholder of the Company, who wishes to present a proposal to be considered at the 1998 annual meeting of the shareholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such meeting, must deliver such proposal in writing to the Company no later than December 31, 1997.

     The Company will furnish, without charge to any shareholder submitting a written request a copy of the Company's annual report on Form 10-KSB as filed with the Securities and Exchange Commission including financial statements and schedules thereto. Such written request should be directed to Karen L. Wright, P.O. Box 1328, Bangor, Maine, 04402-3928.

                            By the Order of the Board of Directors

                            Samuel Nyer, Secretary

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- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                     OF
                            NYER MEDICAL GROUP, INC.


To All Shareholders:

         The annual meeting of the shareholders of Nyer Medical Group, Inc. (the "Company") will be held at 1292 Hammond Street, Bangor, Maine, 04401 on August 18, 1997 for the following purposes:

(1) To elect Class C directors to serve on the board of directors of the Company for a three-year term until the Company's annual meeting, and their successors are elected and qualified.

(2) To ratify the appointment of Coopers & Lybrand as independent auditors for the fiscal year ending December 31, 1997.

(3) For the transaction of other lawful business that may properly come before the meeting.

         The board of directors has fixed the close of business on July 8, 1997 as the record date for a determination of shareholders entitled to notice of, and to vote at, this meeting or any adjournment thereof.

         If you do not plan on attending the meeting, please vote, date, sign and mail the enclosed proxy promptly to Ms. Karen L.
Wright, Nyer Medical Group, Inc., P.O. Box 1328, Bangor, Maine,
04402.

Dated:  July 16, 1997                       By Order of the Board of Directors

                                            By: Samuel Nyer, Secretary

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -



              PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                          NYER MEDICAL GROUP, INC.
          FOR THE ANNUAL MEETING OF SHAREHOLDERS ON AUGUST 18, 1997



     The undersigned hereby appoints Samuel Nyer and Karen L. Wright as my proxy with power of substitution for and in the name of the undersigned to vote all shares of common stock of Nyer Medical Group, Inc. (the "Company") which the undersigned would be entitled to vote at the annual meeting of shareholders of the Company to be held at the Company's corporate office located at 1292 Hammond Street, Bangor, Maine, 04401 on August 18, 1997 at 10:00 a.m., and at any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below:

Each share of common stock outstanding on the record date of July 8, 1997 is entitled to one vote on all proposals.

1. I hereby elect the following individuals to serve on the board of directors of the Company for a three-year term until the Company's annual meeting for 2000:

                        Name                   Yes           No

       a) Stanley Dudrick, M.D.             --------     --------

       b) Howard G. Parker, M.D.            ________     ________



2. I hereby ratify the appointment of Coopers & Lybrand independent auditors for the fiscal year ended December 31, 1997.

         Yes _____                 No _____             Abstain _____


3. I hereby authorize the transaction of any other lawful business that may properly come before the annual meeting of shareholders.

         Yes _____                 No _____             Abstain _____

         (Shares cannot be voted unless this proxy is signed and returned, or specific arrangements are made to have the shares represented at the meeting).

         If no direction is indicated, this Proxy will be voted as recommended by the board of directors for all proposals.




                       Dated:              , 1997



                              ----------------------------
                              Signature of Shareholder


                              ----------------------------
                              Typed or Printed Name of Shareholder


                              ---------------------
                              Number of Shares Owned

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